ACQUISITION	12 Months Ended
Dec. 31, 2021
ACQUISITION
ACQUISITION

18.  ACQUISITION

On April 1, 2021 (the “Closing Date”), the Company acquired Unsplash Inc. (“Unsplash”) in exchange for $95.4 million in cash plus additional conditional payments (“Contingent Consideration”).

The Contingent Consideration payments are based on revenue of Unsplash for (i) the period commencing May 1, 2021 and ending on the earlier of when the trailing 12-month revenues of Unsplash reaches $10.0 million (the “Two-Year Earnout”) or two years, and (ii) the period commencing May 1, 2021 and ending on the earlier of when the trailing 12-month revenues of the Unsplash reaches $30.0 million (the “Three-Year Earnout”) or three years.

If the Two-Year Earnout is met, the payment will be $10.0 million, plus $1.0 thousand for every $1.0 million in revenues that exceed $10.0 million and $2.5 thousand for every $1.0 million in revenues that exceeds $20.0 million in that trailing 12-month period.

If the Three-Year Earnout is met, the payment will be $10.0 million, plus $1.0 thousand for every $1.0 million in revenues that exceed $30.0 million and $2.5 thousand for every $1.0 million in revenues that exceeds $60.0 million in that trailing 12-month period.

To estimate the fair value of the Contingent Consideration, the Company used a variation of an income approach where revenue was simulated in a risk-neutral framework using Geometric Brownian Motion, which is a model of stock price behavior that is used in option pricing models such as the Black-Scholes option pricing model. The real options method extends this model to situations where the asset of interest (revenue in this case) is not priced in the market. The Company determined the acquisition-date fair value of the Contingent Consideration to be $13.2 million, based on the likelihood of paying cash related to the contingent earn-out clauses, as part of the consideration transferred. See “Note 4 — Fair Value of Financial Instruments” for subsequent measurements of these contingent liabilities.

The components of the fair value of consideration transferred are as follows (in thousands):

Cash	$95,418
Contingent Consideration	13,200
Total fair value of consideration transferred	$108,618

The transaction was accounted for using the acquisition method and, accordingly, the results of the acquired business have been included in the Company’s results of operations from the acquisition date. In connection with the acquisition, the Company incurred approximately $0.4 million of transaction costs.

Unsplash provides a platform for sharing exclusively curated, world-class images, free for use. With more than 102 million image downloads and 20 billion image views per month, Unsplash has become a leading source for visuals on the internet. This acquisition will allow the Company to increase its presence across the full spectrum of the world’s growing creative community.

The fair value of consideration transferred in this business combination was allocated to the intangible and tangible assets acquired and liabilities assumed at the acquisition date, with the remaining unallocated amount recorded as goodwill. Goodwill is primarily attributed to assembled workforce of Unsplash and expected synergies from combining operations. Goodwill recognized for this acquisition was allocated to the Company’s one operating segment and is generally not tax deductible.

The aggregate purchase price was allocated to the assets acquired and liabilities assumed as follows (in thousands):

Fair Value at
Acquisition Date
Assets acquired and liabilities assumed:
Cash and cash equivalents	$6,213
Accounts receivable	1,061
Other current assets	736
Prepaid expenses	118
Property and equipment	1,729
Other long term assets	306
Identifiable intangible assets	23,900
Goodwill	75,782
Total assets acquired	$109,845
Accounts payable and accrued expenses	(128)
Deferred income tax liability	(1,099)
Total liabilities assumed	(1,227)
Net assets acquired	$108,618

The identifiable intangible assets, which include contributor content, customer relationships, developed technology, and trade names, have a weighted average life of approximately 6.0 years and are being amortized on a straight-line basis. The fair value of the customer relationships was determined using a variation of the income approach known as the multiple-period excess earnings method. The fair value of the trade names and developed technology were determined using the relief-from-royalty method and the fair value of the contributor content was determined using the cost-to-recreate method.

The revenue and operating loss from Unsplash included in the Company’s consolidated statements of operations for the year ended December 31, 2021 was $5.8 million and $1.2 million, respectively.

Pro forma revenue and earnings amounts on a combined basis have not been presented as they are not material to the Company’s historical pre-acquisition financials.